UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Kellogg Drive, Suite D, Anaheim, California	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 786-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Prior Independent Registered Public Accounting Firm

On March 4, 2011, the Audit Committee of the Board of Directors of Questcor Pharmaceuticals, Inc. (the “Company”) approved the dismissal of Odenberg Ullakko Muranishi & Co. LLP (“OUM”) as the Company’s independent registered public accounting firm.

OUM’s audit reports on the Company’s consolidated financial statements as of and for each of the two fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Also, the audit reports of OUM on the effectiveness of the Company’s internal control over financial reporting as of and for each of the two fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no reportable events under Item 304(a)(1)(v) of Regulation S-K during the Company’s two most recent fiscal years and the subsequent interim period through March 4, 2011, the date of the dismissal of OUM. Also, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S-K) with OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of OUM, would have caused OUM to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided OUM with a copy of the disclosures it is making in this Current Report on Form 8–K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company has requested that OUM furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of OUM’s letter dated March 7, 2011 is attached as Exhibit 16.1 hereto.

(b) New Independent Registered Public Accounting Firm

Also on March 4, 2011, the Audit Committee of the Board of Directors of the Company engaged the services of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim period through March 4, 2011, neither the Company nor anyone on its behalf consulted with BDO with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S–K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S–K).

The Company issued a press release on March 4, 2011 announcing the information contained in this Current Report on Form 8-K, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Odenberg Ullakko Muranishi & Co. LLP to the Securities and Exchange Commission, dated March 7, 2011.

99.1	Questcor Pharmaceuticals, Inc. press release dated March 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2011	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ Michael H. Mulroy
Michael H. Mulroy, Senior Vice President, Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Odenberg Ullakko Muranishi & Co. LLP to the Securities and Exchange Commission, dated March 7, 2011.

99.1	Questcor Pharmaceuticals, Inc. press release dated March 4, 2011.

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